UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2011

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18W100 22nd Street, Suite 124, Oakbrook Terrace, Illinois	60181
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (703)-349-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 16, 2011, WidePoint Corporation (the “Registrant”) issued a press release announcing certain financial results for the quarter ended March 31, 2011.  A copy of the Registrant’s press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on May 16, 2011, the Registrant conducted a conference call to discuss its financial results for the quarter ended March 31, 2011.  A copy of the transcript of such conference call is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

The following exhibits related to Item 2.02 shall be deemed to be furnished and not filed in connection herewith:

99.1	Press Release Issued by WidePoint Corporation on May 16, 2011

99.2	Transcript of Conference Call Conducted by WidePoint Corporation on May 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

/s/ James T. McCubbin
Date: May 20, 2011	James T. McCubbin
Vice President and Chief Financial Officer

WIDEPOINT CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated May 16, 2011

Exhibit
Number

(99.1)	Press Release Issued by WidePoint Corporation on May 16, 2011

(99.2)	Transcript of Conference Call Conducted by WidePoint Corporation on May 16, 2011